United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Act of 1934

February 4, 2016

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12147	71-0795870
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas	71730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Effective February 4, 2016, and pursuant to Section 2.22 of its Second Amended and Restated Revolving Credit Agreement, as amended, (the “Credit Agreement”), Deltic Timber Corporation (“Deltic” or the “Company”) as “Borrower”, along with the consent of SunTrust Bank as “Administrative Agent” of the Credit Agreement, elected to replace two lenders in the Credit Agreement. Wells Fargo Bank, N.A. and Branch Banking and Trust Company were each a “Non-Extending Lender” under the Company’s January 6, 2016 exercise of an option to extend the “Revolving Commitment Termination Date” of the Credit Agreement from November 17, 2019 to November 17, 2020. Accordingly, the respective rights and obligations of Wells Fargo Bank, N.A. and Branch Banking and Trust Company under the Credit Agreement were assigned to one new “Lender” to the Credit Agreement, Greenstone Farm Credit Services, ACA, and to one existing “Lender” in the Credit Agreement, American AgCredit, PCA, with which the Company executed “Revolving Credit Notes” in the amounts of $27,000,000.00 and $123,000,000.00, respectively.

SunTrust Bank remains an “Extending Lender”, “Issuing Bank”, “Swingline Lender”, and the “Administrative Agent” for the other “Extending Lenders”, which are: American AgCredit, PCA; JPMorgan Chase Bank, N.A.; Regions Bank; BancorpSouth Bank; Bank of America, N.A.; IBERIABANK; Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch, all of which previously agreed to extend the “Revolving Commitment Termination Date” for their respective commitments under the Credit Agreement from November 17, 2019 to November 17, 2020. Upon the Company’s execution of the Revolving Credit Notes with Greenstone Farm Credit Services, ACA, and with American AgCredit, PCA, the “Revolving Commitment Termination Date” for the aggregate principal amount of the $430,000,000.00 revolving credit facility under the Credit Agreement was extended to November 17, 2020.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Revolving Credit Agreement document filed with Form 8-K on November 19, 2014, the First Amendment to Second Amended and Restated Revolving Credit Agreement document filed with Form 8-K on August 28, 2015, the Second Amendment to Second Amended and Restated Revolving Credit Agreement document filed with Form 8-K on January 7, 2016, and the “Revolving Credit Notes” executed by Company, which are filed as Exhibit 10.35 hereto and is incorporated by reference into this report.

Item 2.03. Creation of a Direct Financial Obligation

The information described above under “Item1.01. Entry into a Material Definitive Agreement” is hereby incorporated by this reference to Item 2.03. Creation of a Direct Financial Obligation.

Item 9.01. Financial Statements and Exhibits

Included herein as Exhibit 10.35 is a copy of the “Revolving Credit Notes” executed by the Company with Greenstone Farm Credit Services, ACA, and with American AgCredit, PCA, each dated February 2, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By: /s/ Jim F. Andrews, Jr.
Jim F. Andrews, Jr., Secretary

Date: February 5, 2016